0 Morris Publishing Group, LLC JPMorgan Annual High Yield Conference January 23, 2008 Exhibit 99.2

Agenda
Agenda
Overview William S. Morris IV
President
Morris Communications Company, LLC
Operating results
and guidance Steve K. Stone
SVP-Chief Financial Officer
Morris Publishing Group, LLC
Financial overview Craig S. Mitchell
SVP-Finance, Secretary and Treasurer
Morris Communications Company, LLC
Current initiatives William S. Morris IV

2 Overview

3 Video Presentation

4 Operating Results- Continuing Operations

Forward looking statements
Forward looking statements
This presentation contains forward-looking statements as that term is used under the Private
Securities Litigation Act of 1995. These forward-looking statements are based on the current assumptions, expectations and projections of the Company's management about future events.
Although we believe that these statements are based on reasonable assumptions, the Company can give no assurance that they will prove to be correct. Numerous factors, including those related to market conditions and those detailed in the risk factors in our annual report on Form 10-K and from time-to-time in the Company’s filings with the Securities and Exchange Commission, may cause results of the Company to differ materially from those anticipated in these forward-looking statements.  Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. These forward-looking statements are subject to risks and uncertainties and, therefore, actual results may differ materially. The Company cautions you not to place undue reliance on these forward-looking statements. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.  All references to
“Company” and “MORRIS PUBLISHING GROUP, LLC” as used throughout this presentation refer to MORRIS PUBLISHING GROUP, LLC and its subsidiaries. All references to “Issuer” as used throughout this presentation refer to MORRIS PUBLISHING GROUP, LLC

Sources of information
Sources of information
Data
on our market position and market share within our industry is based, in part, on independent industry publications, government publications, reports by market research firms or other published independent sources, including Newspaper Association of America and Audit Bureau of Circulation statistics.

($ in millions)
Operating margins from continuing
Operating margins from continuing
operations…
operations…
$75.7
19.2%
$75.1
18.6%
$54.6
18.30%
$39.2
14.0%
2005 2006 9 months
2006
9 months
2007
** (YTD net operating income less the pre-tax gains on sale of fixed assets) divided by total YTD operating revenues
* YTD net operating income less the pre-tax gains on sale of fixed assets

($ in millions)
Advertising revenue from continuing
Advertising revenue from continuing
operations….
operations….
$326.2
$336.2
$248.4
$229.0
2005 2006 9 months
2006
9 months
2007
Continuing operations
(7.8%)
3.1%

($ in millions)
Retail advertising…
Retail advertising…
$108.5
$54.8
$108.5
$58.2
$75.9
$41.7
$77.7
$37.3
2005 2006 9 months
2006
9 months
2007
Continuing operations-other markets Continuing operations-Florida markets
(2.2%)
2.1%

13 ($ in millions) National advertising… National advertising… $23.5 $23.2 $17.0 $14.5 2005 2006 9 months 2006 9 months 2007 Continuing operations (14.9%) (1.4%)

($ in millions)
Classified advertising…
Classified advertising…
$71.5
$67.9
$75.8
$70.6
$57.8
$56.0
$57.5
$42.0
2005 2006 9 months
2006
9 months
2007
Continuing operations-other markets Continuing operations-Florida markets
(12.5%)
5.0%

($ in millions)
Circulation revenue…
Circulation revenue…
$36.8
$23.0
$36.5
$22.3
$27.2
$16.8
$27.2
$15.8
2005 2006 9 months
2006
9 months
2007
Continuing operations-other markets Continuing operations-Florida market
(2.1%)
(1.6%)

16 ($ in millions) Total operating costs… Total operating costs… $318.7 $328.8 $243.9 $240 2005 2006 9 months 2006 9 months 2007 Continuing operations (1.6%) 3.2%

17 2007 Twelve Month and Fourth Quarter Guidance

Estimated total 2007 operating
Estimated total 2007 operating
revenues –
revenues –
437 million…
437 million…
Non Dailies 6.7%
Publications Sold
to GateHouse
Media 14.4%
Other Dailies
9.0%
Jacksonville
27.5%
Athens 3.7%
Augusta 10.1%
Savannah 7.9%
Topeka 6.0%
Amarillo 7.0%
Lubbock 7.8%

Estimated 2007 operating revenues from
Estimated 2007 operating revenues from
continuing operations -
continuing operations -
$374 million…
$374 million…
Non Dailies 7.8%
Other Dailies
10.4%
Jacksonville 32.1%
Athens 4.3%
Augusta 11.8%
Savannah 9.2%
Topeka 7.0%
Amarillo 8.2%
Lubbock 9.2%

20 ($ in millions) Advertising revenue… Advertising revenue… $326.2 $52.1 $336.2 $53.1 $307.0 $47.0 2005 2006 2007E Continuing operations Sold to GateHouse Media $354 $389.3 $378.3

Decline in all advertising categories….
Decline in all advertising categories….
Estimated % change- 2007 over 2006
-5.8%
-15.4%
-12.0%
-16.0%
-14.0%
-12.0%
-10.0%
-8.0%
-6.0%
-4.0%
-2.0%
0.0%
2007E
Retail National Classified

$59.8
$10.8
$58.8
$10.9
$57
$10
2005 2006 2007E
Continuing operations Sold to GateHouse Media
Circulation revenues from our
Circulation revenues from our
existing core markets …
existing core markets …
($ in millions)
$67
$69.7
$70.6

Operating costs from our existing core
Operating costs from our existing core
markets …
markets …
$299.1
$61.3
$305.3
$61.9
$296
$56
2005 2006 2007E
Continuing operations Sold to GateHouse Media
*excluding depreciation
*excluding depreciation and amortization and pre-tax gains from sale of fixed assets
($ in millions)
$352
$367.2
$360.4

24 Financial Overview

Divestiture of assets…
Divestiture of assets…
Date of sale: November 30, 2007
($’s in millions)
Estimated gain on sale
Total sales price 115.0 $
Net book value of assets sold (33.6)
Net pre-tax gain 81.4 $
Cash received at closing
Cash as part of purchase price 105.0 $
Working capital adjustment* 2.5
Total cash received 107.5 $
Promissory note received at closing from GateHouse
Media, Inc., one year, 8% per annum
10.0
$
Use of cash at closing
Prepayment of Tranche A Term Loan under the bank credit
facility
85.0
$
Held for reinvestment 12.5
Revolver reduction 7.5
105.0 $
* An additional $1.0 to 1.5 million to be received upon final working capital adjustment.

Balance Sheet-
Balance Sheet-
before and after divestiture…
before and after divestiture…
($'s in thousands) September 30, 2007
December 31, 2007-
Estimated
Assets
Current assets
65,591 $                           83,768 $
Property and equipment, net
142,227 123,809
Other assets
208,680 189,351
Total assets
416,498 $                         396,928 $
Liabilities and members' deficiency in assets
Current liabilities
55,120 $                           83,051 $
Long-term debt, less current portion
517,250 422,250
Deferred income taxes, less current portion
16,503 14,442
Post retirement benefits
26,857 24,660
Oher long-term liabilities
3,948 3,570
Total liabilities
619,678 547,973
Members' deficit
(201,685) (144,676)
Loan receivable-Morris Communications
(1,496) (6,370)
Members' deficit
(203,181) (151,045)
Liabilities and members' deficiency in assets
416,498 $                         396,928 $
September 30, 2007 December 31, 2007
Other items
Unrestricted cash 5.6 $                              6.0 $
Current maturity of long-term debt 8.8 $                              5.6 $

Debt structure  before
Debt structure  before
and after divestiture…
and after divestiture…
($'s in millions) September 30, 2007 December 31, 2007
Senior credit facilities
Revolver ($175 facility, due 2012) 51 $                                39 $
Tranche A Term Loan (currently an $89 facility, due 2012) 175                                 89
Total senior credit facilities 226 $                              128 $
Senior subordinated notes-bond issuer (due 2013) 300 $                              300 $
Total debt-excluding lease obligations 526 $                              428 $

28 Capital expenditures… Capital expenditures… $14.2 $9.9 $11.2 ($ in millions)

Pre-tax free cash flow *…
Pre-tax free cash flow *…
$90.5
$98.1
$73
*Operating income plus depreciation and amortization and less capital expenditures and pre-tax gains on sale of fixed assets.
($ in millions)

30 Current Initiatives

Cable
3%
TV
12%
Direct MailYellow Pages
5%
Outdoor
3%
16%
Radio 15%
Competitive
Print
12%
On-Line
3%
Morris
31%
Source: Mennenga and Stout, 2007
2007 Morris market advertising share…
2007 Morris market advertising share…

46% 39% 65% Athens
47% 35% 64% Savannah
35%
34%
43%
44%
40%
Avg Weekday
49% 62% Augusta
47% 63% Jacksonville
71%
71%
73%
Total Readers
61%
55%
54%
Avg Sunday Market
Amarillo
Topeka
Lubbock
Readership measures …..
Base:  All Respondents
Source:  Morris Market Study’06/’07,
Wilkerson @ Associates

79% 6% 21% 52% Amarillo 2
70% 6% 22% 42% Savannah 6
65% 3% 17% 45% Augusta 7
77% 6% 19% 52% Lubbock 4
81% 9% 27% 45% Topeka 1
78% 12% 25% 41% Athens 3
74% 11% 22% 41% Jacksonville 5
Rank Web Only Print and Web Print Only Total Reach Market
Unduplicated Print and Web Reach:  30 Day……
Base:  All Respondents
Source:  Morris Market Study’06/’07,
Wilkerson @ Associates

Centralize ad management system
Optimize product distribution
Deliver online advertiser self service tools
Consolidate on SAP media platforms
Centralize cash processing
Centralize outbound classified call center
Deliver gallery of pre-built ads
Realigning our operating costs…
Realigning our operating costs…

2007 online advertising revenue* up
2007 online advertising revenue* up
19.2% from 2006….
19.2% from 2006….
2006 2007E
Online 44.9% 19.2%
Online advertising growth
* Includes GateHouse publications
0.6%
0.9%
1.2%
1.5%
2.0%
2.6%
3.5%
4.5%
5.9%
8.4%
9.3%
$-
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
$35.0
$40.0
$45.0
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
9.0%
10.0%

37 Total unique Web site visitors up Total unique Web site visitors up 24.4% from 2006…. 24.4% from 2006…. 2006 2007 Total unique visitors 38.6 48.0 (In millions) * Includes GateHouse publications for Morris….
for Morris….
Rollout of Yahoo!
Yahoo!
“HotJobs”
completed at all newspapers.
Yahoo!’s
Yahoo!’s “Search Services”
launched at our seven largest
metro newspapers.
Yahoo!’s
Yahoo!’s
“Content Matched Ads”
and Yahoo!’s
Yahoo!’s “Sponsored
Search Ads”
are now on all of our seven largest metro
newspapers’ Web content pages or search results pages.
Yahoo!’s “Graphical Ads Platform”
to be fully implemented
at all newspapers by the fall of 2008, giving
Yahoo!
and each
consortium member the opportunity to cross-sell each other’s online ad inventory.

Skirt! is all about women...their work, play, families, creativity, style, health and wealth, bodies and souls. Skirt is an attitude...spirited, independent, outspoken, serious, playful and irreverent, sometimes controversial, always passionate.
*Franchised *Morris Owned

Augusta as an example…
Augusta as an example…
Augusta Metro Market
Columbia County
McDuffie County
Richmond County
Aiken County
Edgefield County
Note: Market reach in this graphic is for Note: Market reach in this graphic is for illustrative purposes only and is not illustrative purposes only and is not drawn to scale. drawn to scale.

Augusta as an example…
Augusta as an example…
Augusta Metro Market
Columbia County
McDuffie County
Richmond County
Aiken County
Edgefield County
Niche Publications Reach
Original 5 Counties
Plus Additional 6 Counties
Note: Market reach in this graphic is for Note: Market reach in this graphic is for illustrative purposes only and is not illustrative purposes only and is not drawn to scale. drawn to scale.

42 Opportunities and Challenges at the Opportunities and Challenges at the Florida Times-Union…. Florida Times-Union….

43 Questions & Answers